Exhibit 10.28.13

AMENDMENT No. 10 TO PURCHASE AGREEMENT COM0448-18

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

This Amendment No.10 (the “Amendment No.10”) dated as of September 21st, 2023 is between EMBRAER S.A., a corporation existing under the laws of Brazil, which address and principal place of business is at Avenida Brigadeiro Faria Lima, 2170, prédio F-100, Putim, in the city of São José dos Campos, State of São Paulo, Brazil (“Seller”); and REPUBLIC AIRWAYS INC., formerly known as Republic Airline Inc. (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0448-18 dated December 15th, 2018, as amended from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No.10 and the Purchase Agreement, this Amendment No.10 shall control.

WHEREAS, Aircraft [***] have [***].

WHEREAS, Buyer has requested and Seller has agreed to reschedule the Contractual Delivery Date of certain Aircraft.

WHEREAS, this Amendment No. 10 sets forth additional agreements between Seller and Buyer.

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged by the Parties, Seller and Buyer agree as follows:

1. SUBJECT

Article 2 of the Purchase Agreement is hereby deleted and replaced by the following:

“2. SUBJECT

Subject to the terms and conditions of this Agreement:

2.1 Seller shall sell and deliver and Buyer shall purchase and take delivery of [***] Firm Aircraft; and

2.2 Seller [***] Buyer the Services and the Technical Publications as described in Attachment “B1” or “B2”, as applicable, to this Agreement.”

2. DELIVERY

Due to [***], Attachment “E” to the Purchase Agreement is hereby deleted and replaced in its entirety by the Attachment “E” to this Amendment No.10. For avoidance of doubt, references to [***].

AMENDMENT No. 10 TO PURCHASE AGREEMENT COM0448-18

3. [***]

4. REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No.10 shall remain in full force and effect without any change.

5. COUNTERPARTS

This Amendment No.10 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No.10 may be signed and exchange by email attaching a copy of the signed Amendment in portable document format with originals to follow by an internationally recognized courier.

[INTENTIONALLY LEFT BLANK – SIGNATURE PAGE FOLLOWS]

Amendment No.10 to PA COM0448-18 COM0094-23	Page 2 of 3

AMENDMENT No. 10 TO PURCHASE AGREEMENT COM0448-18

IN WITNESS WHEREOF, Seller and Buyer, by their duly authorized officers, have entered into and executed this Amendment No.10 to be effective as of the date first written above.

EMBRAER S.A.		REPUBLIC AIRWAYS INC

By:	/s/ Marcelo Santiago	By:	/s/ Joseph P. Allman
Name: Marcelo Santiago		Name: Joseph P. Allman
Title: VP Contracts & Asset Mgmt		Title: SVP, Chief Financial Officer

By:	/s/ Marc Thomas Ahlgrimm
Name: Marc Thomas Ahlgrimm
Title: Director, Contract Administration

Place: São Jose dos Campos – SP - Brazil		Place: Indianapolis, Indiana

Amendment No.10 to PA COM0448-18 COM0094-23	Page 3 of 3

ATTACHMENT “E” Firm Aircraft Delivery Schedule

[***]

Attachment “E” of Amendment No.10 to PA COM0448-18 COM0094-23	Page 1 of 1